PBF Energy January 2018 1

This presentation contains forward-looking statements made by PBF Energy Inc. (“PBF Energy”), the indirect parent of PBF Logistics LP (“PBFX”, or “Partnership”, and together with PBF Energy, the “Companies”, or “PBF”), and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; ability to consummate potential acquisitions, the timing for the closing of any such acquisition and our plans for financing any acquisition; unforeseen liabilities associated with any potential acquisition; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date. See the Appendix for reconciliations of the differences between the non-GAAP financial measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP financial measures. Safe Harbor Statements

 Second most complex independent refiner with geographically diverse footprint  Crude and feedstock optionality provides access to most economic input slate  Strategic relationship with PBF Logistics (NYSE:PBFX) provides growth partnership  Long and successful history of executing accretive acquisitions and driving growth  Proven track record of investing in organic, margin-improvement projects  Targeting self-help projects to enhance margin capture and increase commercial flexibility  Focused internal investment to drive growth and enhance margins  Maintain conservative balance sheet and strong liquidity  Access to low cost-of-capital through strategic PBFX relationship  Refining and Logistics segments provide dual growth platforms  Increase refining profitability through reliable operations and reduced costs  Diversify logistics footprint through organic growth and third-party transactions Attractive Asset Base PBF – A Compelling Investment Proven Track Record Disciplined Capital Allocation Future Growth Opportunities 3

Attractive Asset Diversification and Growth  PBF's core strategy is to operate safely, reliably and responsibly  Pursue disciplined growth strategy through strategic refining and logistics acquisitions and development of organic projects  Diversified asset base with five refineries and 884,000 barrels per day of processing capacity • Second most complex refining system with 12.2 Nelson Complexity Region Throughput Capacity (bpd) Nelson Complexity Mid-continent 170,000 9.2 East Coast 370,000 12.2 Gulf Coast 189,000 12.7 West Coast 155,000 14.9 Total 884,000 12.2 Source: Company reports 0 500 1,000 1,500 2,000 2,500 V LO P S X M P C A N D V P B F H F C D K C V I US Independent Refiners by Throughput Capacity Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 4

 Completed first turnaround under PBF ownership in February of 2017  Invested ~$100 million in margin improvement projects • Restarted idled reformer, hydrotreater and light-ends recovery plant to upgrade unfinished naphtha to high-value clean products • Completed crude storage project improves crude flexibility, reduces vessel demurrage and provides opportunity for increased clean product exports (reducing RIN exposure)  Increasing margin capture through chemicals and asphalt production  Advancing third-party logistics opportunities  USGC 2-1-1 benchmark crack • (–2)*(LLS) + 1*(GC 87 Gasoline) + 1*(GC ULSD) Chalmette Refinery – Optimization Continues 5

Torrance Refinery – Focus on Operations  Focus on stable and reliable operations • Executed first major turnarounds in the second quarter of 2017 • Putting the right team in place to execute  Targeting $50 million operating cost reductions over the next two years  Margin enhancement • Increased rack throughput to approximately 70% of gasoline yield • Optimizing distillate margin contribution through rapid, low-cost opportunities • Successfully entering new markets, including exports  LA 4-3-1 benchmark crack • (–4)*(ANS) + 3*(85.5 CARBOB) + 1*(LA CARB Diesel) 6

 Toledo, Ohio • Processes WTI-based light crude oil and Canadian syncrude which produces a high-value clean product yield including gasoline, ultra-low sulfur diesel and a variety petrochemicals including nonene, xylene, tetramer and toluene • Chicago 4-3-1 benchmark crack = (–4)*(WTI) + 3*(Chic CBOB pipe) + .5*(Chic ULSD Pipe) + .5*(USGC Jet Kero 54) M id -C on tinen t Ea s t C oa s t  Paulsboro, New Jersey • Processes a variety of medium and heavy sour crude oils and produces a diverse product slate including gasoline, heating oil, jet fuel, lube oils and asphalt  Delaware City, Delaware • Processes a predominantly heavy crude oil slate with a high concentration of high sulfur crudes, making it one of the largest and most complex refineries on the East Coast  NYH 2-1-1 benchmark crack = (–2)*(Dated Brent) + 1*(NY RBOB) + 1*(ULSD) East Coast and Mid-Continent Operations 7

PBFX – A Strategic and Valuable Partner  PBF indirectly owns 100% of the general partner and ~44% of the limited partner interests of PBF Logistics LP (NYSE: PBFX)  Stable cash flows supported by long-term, take-or- pay Minimum Volume Commitments • No direct commodity exposure  Partnership allows PBF to drop-down ~$200-250 million EBITDA(1) of remaining logistics assets and utilize proceeds to de-lever and improve liquidity  Organic growth projects and third-party acquisitions add incremental growth to PBFX by extending the backlog timeline  Provides alternative capital source to grow logistics asset base Summary of Executed Drop-Downs* Announcement Date Asset Projected Annual Net Income ($mm) Projected Annual EBITDA ($mm) Gross Sale Price ($mm) 9/15/2014 Delaware City Heavy Crude Unloading Rack $12 $15 $150 12/2/2014 Toledo Storage Facility $9 $15 $150 5/15/2015 Delaware City Pipeline / Truck Rack $12 $14 $143 8/11/2016 Torrance Valley Pipeline Company LLC (50% interest) $9 $20 $175 Total $42 $64 $618 *For reconciliation from EBITDA to Net Income please refer to PBF 8-K filings dated 9/19/14 (p.164); 12/5/14 (p.80); 5/5/15 (p.80) and 9/7/16 (p.201), respectively. EBITDA is a non-GAAP financial measure. See Appendix for additional information. 8 ___________________________ 1. Estimate as of 9/30/17. We are unable to provide a reconciliation of this forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events which may be uncertain or outside of our control, including with respect to unknown financing terms, acquisition timing, unanticipated acquisition costs, negotiation of acquisition terms and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort.

PBFX’s Growing Asset Base is Ideally Situated Mid-Continent Assets  Toledo Storage Facility  Toledo LPG Truck Rack  Toledo Truck Terminal  Toledo Products Terminal East Coast Assets  Paulsboro NG Pipeline  East Coast Terminals  DC Products Pipeline  DC Truck Rack (Products)  DC Truck Rack (LPG)  DC Rail Terminal  DC West Rack  Assets support the operations of all five of PBF Energy’s refineries • Approximately 255 million barrels of annual refining capacity  Strategic third-party acquisitions, such as the East Coast Terminals and Toledo Products Terminal, allow PBFX to independently grow its revenue base and leverage its relationship with PBF Energy  Targeting logistics assets for feedstock movement and product distribution that complement existing operations and provide synergies due to proximity to PBF Energy operations  Developing organic growth opportunities to enhance asset base and diversify revenue streams  Drop-downs from PBF Energy, as it grows, remain a valuable source of future growth Paulsboro Toledo Chalmette Torrance PADD 2 PADD 3 PADD 5 Delaware City PADD 4 PADD 1 West Coast Assets  Torrance Valley Pipeline 9 Gulf Coast Assets  Chalmette Storage Tank

Macro Landscape Outlook Abundant global supply of crude oil • Increasing North American production •OPEC cuts driving near-term tightness in L-H spread Global product demand expected to outpace refinery capacity utilization and additions •Global products inventories have reverted to the norm from a state of oversupply IMO 2020 changing bunker fuel specification should drive increased diesel demand and support wider L-H differentials 10

Appendix

Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income (loss) or net income (loss) as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. This presentation includes references to EBITDA and EBITDA attributable to PBFX, which is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the quarterly and annual reports on Forms 10-Q and 10-K for PBFX. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. With respect to projected MLP-qualifying EBITDA, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact these measures, such as the provision for income taxes, depreciation of fixed assets, amortization of intangibles and financing costs have not yet occurred, are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. Non-GAAP Financial Measures 12

PBF Energy 2018 Initial Guidance Initial guidance provided constitutes forward-looking information and is based on current PBF Energy operating plans, company assumptions and company configuration. Except where noted, guidance expense figures include consolidated amounts for PBF Logistics LP. All figures are subject to change based on market and macroeconomic factors, as well as company strategic decision-making and overall company performance. (Figures in millions except per barrel amounts) FY 2018E Q1-2018E East Coast Throughput 330,000 – 350,000 bpd 335,000 – 355,000 bpd Mid-Continent Throughput 150,000 – 160,000 bpd 125,000 – 135,000 bpd Gulf Coast Throughput 175,000 – 185,000 bpd 180,000 – 190,000 bpd West Coast Throughput 140,000 – 150,000 bpd 160,000 – 170,000 bpd Total Throughput 795,000 – 845,000 bpd 800,000 – 850,000 bpd FY 2018E Notes Refining operating expenses $5.25 - $5.50 / bbl SG&A expenses $160 - $170 Excludes incentive and stock-based compensation D&A $340 - $360 Interest expense, net $150 - $160 Capital expenditures $525 - $550 Excludes capital expenditures for PBF Logistics LP Diluted shares outstanding at 12/31/2017 114 Turnaround Schedule Period Duration Toledo – Hydrocracker / Crude / Reformer Q1 35 – 45 days Chalmette – FCC / Alky Q1 – 2 30 – 40 days Delaware City – CT / Alky units Q1 – 2 35 – 45 days Delaware City – Cat Cracker Q4 30 – 35 days Paulsboro – Crude / Coker Q3 – 4 30 – 40 days

PBFX 2018 Initial Guidance Initial guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans using minimum volume commitments, assumptions and configuration. Revenues, operating expenses, general and administrative expenses, depreciation and amortization and interest expense figures include amounts related to the portion of the Torrance Valley Pipeline Company that are currently owned by a subsidiary of PBF Energy Inc. These amounts are consolidated in the PBF Logistics financial statements and the ownership interest of PBF Energy is reflected in non-controlling Interest. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance. ($ in millions) FY 2018 Initial Guidance Revenues $276.2 Operating expenses $86.5 SG&A (includes stock-based comp. expense for outstanding awards) $16.2 D&A $26.0 Interest expense, net $39.4 Net Income $108.1 EBITDA to the Partnership $150.8 Maintenance capital expenditures $11.0 Regulatory capital expenditures $5.9 Units outstanding(1) 42.5 million ___________________________ 1. Units outstanding at 12/31/2017 represents the fully-diluted number of units issued during the IPO, subsequent transactions and under partnership compensation programs